COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2026 (Unaudited)

		Shares	Value
COMMON STOCK—REAL ESTATE	79.8%
APARTMENT	3.1%
Essex Property Trust, Inc.		21,322	$5,159,924
UDR, Inc.		116,610	3,939,086

			9,099,010

DATA CENTERS	13.4%
Digital Realty Trust, Inc.		123,240	22,209,080
Equinix, Inc.		9,388	9,202,493
Iron Mountain, Inc.		83,520	8,530,733

			39,942,306

FREE STANDING	4.4%
Agree Realty Corp.		59,811	4,508,553
Essential Properties Realty Trust, Inc.		128,648	3,905,753
NETSTREIT Corp.		140,102	2,638,121
Realty Income Corp.		35,311	2,160,327

			13,212,754

HEALTH CARE	15.4%
CareTrust REIT, Inc.		72,924	2,672,665
Healthcare Realty Trust, Inc., Class A		213,781	3,632,139
Omega Healthcare Investors, Inc.		73,818	3,234,705
Welltower, Inc.		183,335	36,247,163

			45,786,672

HOTEL	1.7%
DiamondRock Hospitality Co.		168,303	1,576,999
Host Hotels & Resorts, Inc.		177,548	3,401,820

			4,978,819

INDUSTRIALS	6.9%
EastGroup Properties, Inc.		17,943	3,321,070
First Industrial Realty Trust, Inc.		49,434	2,859,757
Lineage, Inc.(a)		21,740	712,202
Prologis, Inc.(b)		102,095	13,494,917

			20,387,946

MANUFACTURED HOME	4.1%
Equity LifeStyle Properties, Inc.		114,159	7,125,805
Sun Communities, Inc.		40,957	5,158,944

			12,284,749

OFFICE	3.7%
BXP, Inc.		111,103	5,766,246
Highwoods Properties, Inc.		59,719	1,278,584
Hudson Pacific Properties, Inc.(c)		32,971	194,858
Kilroy Realty Corp.		137,915	3,890,582

			11,130,270

REGIONAL MALL	2.3%
Simon Property Group, Inc.		36,564	6,820,283

		Shares	Value
SELF STORAGE	5.6%
Extra Space Storage, Inc.		75,613	$9,915,133
Public Storage		24,829	6,725,679

			16,640,812

SHOPPING CENTER	3.0%
Kimco Realty Corp.		400,307	8,994,898

SINGLE FAMILY HOMES	1.4%
Invitation Homes, Inc.		164,784	4,094,882

SPECIALTY	1.7%
Lamar Advertising Co., Class A		38,983	4,937,587

TELECOMMUNICATIONS	11.5%
American Tower Corp.		102,345	17,662,700
Crown Castle, Inc.		176,601	14,359,428
SBA Communications Corp., Class A		12,121	2,086,145

			34,108,273

TIMBERLAND	1.6%
Rayonier, Inc.		158,715	3,272,703
Weyerhaeuser Co.		62,463	1,525,971

			4,798,674

TOTAL COMMON STOCK (Identified cost—$197,022,917)			237,217,935

PREFERRED SECURITIES—EXCHANGE-TRADED	8.4%
BANKING	0.8%
Bank of America Corp., 5.375%, Series KK(d)		14,965	323,992
Bank of America Corp., 6.00%, Series GG(d)		24,869	615,010
Citigroup, Inc., 6.25%, Series II(d)		15,000	369,750
JPMorgan Chase & Co., 4.55%, Series JJ(d)		1,497	28,144
Wells Fargo & Co., 4.375%, Series CC(d)		16,025	279,636
Wells Fargo & Co., 4.70%, Series AA(d)		12,200	230,336
Wells Fargo & Co., 7.50%, Series L (Convertible)(d)		500	577,500

			2,424,368

BROKERAGE	0.1%
Morgan Stanley, 6.375%, Series I(d)		15,000	368,400

DIVERSIFIED	1.0%
AH Realty Trust, Inc., 6.75%, Series A(d)		53,000	1,153,280
Alpine Income Property Trust, Inc., 8.00%, Series A(d)		5,000	124,650
DigitalBridge Group, Inc., 7.125%, Series J(d)		43,643	719,237
DigitalBridge Group, Inc., 7.15%, Series I(d)		66,540	1,081,275

			3,078,442

FINANCE	0.1%
KKR & Co., Inc., 6.875%, due 6/1/65, Series T		6,135	142,700

FREE STANDING	0.1%
Agree Realty Corp., 4.25%, Series A(d)		17,035	286,188

HEALTH CARE	0.1%
Chiron Real Estate, Inc., 8.00%, Series B(d)		12,000	300,840

HOTEL	0.8%
Pebblebrook Hotel Trust, 5.70%, Series H(d)		29,768	517,665
Pebblebrook Hotel Trust, 6.375%, Series G(d)		18,566	360,180

		Shares	Value
RLJ Lodging Trust, 1.95%, Series A (Convertible)(d)		15,408	$371,333
Summit Hotel Properties, Inc., 5.875%, Series F(d)		14,054	242,994
Summit Hotel Properties, Inc., 6.25%, Series E(d)		31,105	539,672
Sunstone Hotel Investors, Inc., 6.125%, Series H(d)		11,402	219,945

			2,251,789

INDUSTRIALS	0.5%
LXP Industrial Trust, 6.50%, Series C(d)		17,289	795,294
Rexford Industrial Realty, Inc., 5.625%, Series C(d)		23,833	488,576
Rexford Industrial Realty, Inc., 5.875%, Series B(d)		15,000	324,225

			1,608,095

INSURANCE	0.0%
Prudential Financial, Inc., 4.125%, due 9/1/60		718	11,696

MANUFACTURED HOME	0.1%
UMH Properties, Inc., 6.375%, Series D(d)		18,731	388,856

MORTGAGE	0.1%
Annaly Capital Management, Inc., 8.875%, Series J(d)		5,000	126,600

OFFICE	0.1%
Hudson Pacific Properties, Inc., 4.75%, Series C(d)		4,697	60,544
Vornado Realty Trust, 5.25%, Series N(d)		17,438	283,368

			343,912

SELF STORAGE	1.7%
National Storage Affiliates Trust, 6.00%, Series A(d)		28,974	656,841
Public Storage, 4.00%, Series P(d)		25,244	384,466
Public Storage, 4.00%, Series R(d)		34,189	520,698
Public Storage, 4.125%, Series M(d)		22,000	344,300
Public Storage, 4.625%, Series L(d)		101,484	1,778,000
Public Storage, 4.70%, Series J(d)		43,621	779,071
Public Storage, 4.75%, Series K(d)		17,000	308,720
Public Storage, 4.875%, Series I(d)		8,275	153,998
Public Storage, 5.15%, Series F(d)		10,000	196,100

			5,122,194

SHOPPING CENTER	0.9%
CTO Realty Growth, Inc., 6.375%, Series A(d)		8,455	170,960
Federal Realty Investment Trust, 5.00%, Series C(d)		10,000	192,900
Kimco Realty Corp., 5.125%, Series L(d)		10,304	199,589
Kimco Realty Corp., 5.25%, Class M(d)		6,150	123,000
Regency Centers Corp., 5.875%, Series B(d)		25,000	550,250
Saul Centers, Inc., 6.00%, Series E(d)		21,465	484,894
Saul Centers, Inc., 6.125%, Series D(d)		39,100	805,460

			2,527,053

SINGLE FAMILY HOMES	0.4%
American Homes 4 Rent, 5.875%, Series G(d)		23,645	527,756
American Homes 4 Rent, 6.25%, Series H(d)		33,098	782,768

			1,310,524

SPECIALTY	0.1%
EPR Properties, 5.75%, Series G(d)		16,472	333,229

		Shares	Value
TELECOMMUNICATION SERVICES	0.4%
AT&T, Inc., 4.75%, Series C(d)		37,277	$685,897
AT&T, Inc., 5.00%, Series A(d)		5,941	116,681
T-Mobile USA, Inc., Senior Debt, 5.50%, due 6/1/70		17,967	382,697

			1,185,275

UTILITIES	1.1%
CMS Energy Corp., 5.875%, due 10/15/78		17,000	372,300
CMS Energy Corp., 5.875%, due 3/1/79		35,000	773,500
DTE Energy Co., 6.25%, due 10/1/85, Series H		12,800	304,512
NextEra Energy Capital Holdings, Inc., 6.50%, due 6/1/85, Series U		3,668	91,003
NextEra Energy Capital Holdings, Inc., 6.50%, due 4/15/86, Series Z		14,500	361,920
Sempra, 5.75%, due 7/1/79		9,984	205,670
Southern Co., 4.95%, due 1/30/80, Series 2020		36,579	705,975
Southern Co., 6.50%, due 3/15/85		8,785	218,659
Xcel Energy, Inc., 6.25%, due 10/15/85		5,000	123,400

			3,156,939

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$27,840,420)			24,967,100

		Principal Amount*
PREFERRED SECURITIES—OVER-THE-COUNTER	6.9%
BANKING	3.7%
Banco Bilbao Vizcaya Argentaria SA, 9.375% to 3/19/29 (Spain)(d)(e)(f)		200,000	216,228
Bank of America Corp., 6.625% to 5/1/30, Series OO(d)(f)		300,000	307,772
Bank of Nova Scotia, 8.625% to 10/27/27, due 10/27/82 (Canada)(f)		200,000	208,004
Barclays PLC, 9.625% to 12/15/29 (United Kingdom)(d)(e)(f)		800,000	873,044
BNP Paribas SA, 7.75% to 8/16/29 (France)(d)(e)(f)(g)		800,000	825,922
BNP Paribas SA, 8.50% to 8/14/28 (France)(d)(e)(f)(g)		400,000	417,039
Charles Schwab Corp., 4.00% to 6/1/26, Series I(d)(f)		400,000	397,539
Charles Schwab Corp., 4.00% to 12/1/30, Series H(d)(f)		572,000	529,516
Citigroup Capital III, 7.625%, due 12/1/36		150,000	166,192
Citigroup, Inc., 6.50% to 5/15/31, Series JJ(d)(f)		59,000	58,875
Citigroup, Inc., 6.875% to 8/15/30, Series GG(d)(f)		490,000	493,777
Citigroup, Inc., 6.95% to 2/15/30, Series FF(d)(f)		425,000	428,400
Citigroup, Inc., 7.00% to 8/15/34, Series DD(d)(f)		150,000	154,464
Cooperatieve Rabobank UA, 6.50% (Netherlands)(d)(h)		EUR 200,000	256,078
ING Groep NV, 7.25% to 11/16/34 (Netherlands)(d)(e)(f)(h)		200,000	204,596
NatWest Group PLC, 8.125% to 11/10/33 (United Kingdom)(d)(e)(f)		200,000	216,597
Nordea Bank Abp, 6.75% to 11/10/33 (Finland)(d)(e)(f)(g)		200,000	199,526
PNC Financial Services Group, Inc., 6.00% to 5/15/27, Series U(d)(f)		300,000	300,062
PNC Financial Services Group, Inc., 6.20% to 9/15/27, Series V(d)(f)		553,000	554,532
Royal Bank of Canada, 6.50% to 11/24/35, due 11/24/85 (Canada)(f)		200,000	193,399
Royal Bank of Canada, 6.75% to 8/24/30, due 8/24/85 (Canada)(f)		300,000	301,290
Societe Generale SA, 8.125% to 11/21/29 (France)(d)(e)(f)(g)		200,000	206,032
Societe Generale SA, 9.375% to 11/22/27 (France)(d)(e)(f)(g)		200,000	209,226
State Street Corp., 6.70% to 9/15/29, Series J(d)(f)		200,000	206,259
Swedbank AB, 7.75% to 3/17/30 (Sweden)(d)(e)(f)(h)		200,000	210,652
Toronto-Dominion Bank, 7.25% to 7/31/29, due 7/31/84 (Canada)(f)		400,000	408,470
Toronto-Dominion Bank, 8.125% to 10/31/27, due 10/31/82 (Canada)(f)		400,000	412,908

		Principal Amount*	Value
UBS Group AG, 6.85% to 9/10/29 (Switzerland)(d)(e)(f)(g)		400,000	$396,650
UBS Group AG, 7.00% to 2/5/35 (Switzerland)(d)(e)(f)(g)		200,000	194,515
UBS Group AG, 9.25% to 11/13/28 (Switzerland)(d)(e)(f)(g)		400,000	426,582
Wells Fargo & Co., 6.85% to 9/15/29(d)(f)		800,000	829,784
Wells Fargo & Co., 7.625% to 9/15/28(d)(f)		270,000	283,794

			11,087,724

BROKERAGE	0.2%
Goldman Sachs Group, Inc., 4.125% to 11/10/26, Series V(d)(f)		225,000	222,086
Goldman Sachs Group, Inc., 7.50% to 5/10/29, Series X(d)(f)		250,000	262,045

			484,131

ENERGY	0.1%
Phillips 66 Co., 5.875% to 12/15/30, due 3/15/56, Series A(f)		300,000	295,652

HEALTH CARE	0.1%
Humana, Inc., 6.625% to 6/15/31, due 9/15/56(f)		367,000	352,814

INSURANCE	0.4%
Dai-ichi Life Insurance Co. Ltd., 6.20% to 1/16/35 (Japan)(d)(f)(g)		400,000	402,538
Equitable Holdings, Inc., 6.70% to 12/28/34, due 3/28/55(f)		530,000	536,504
Prudential Financial, Inc., 6.00% to 6/1/32, due 9/1/52(f)		300,000	300,824

			1,239,866

PIPELINES	0.7%
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)(f)		340,000	345,399
Enbridge, Inc., 7.625% to 10/15/32, due 1/15/83 (Canada)(f)		500,000	540,125
Enbridge, Inc., 8.50% to 10/15/33, due 1/15/84 (Canada)(f)		270,000	303,917
Energy Transfer LP, 6.50% to 11/15/26, Series H(d)(f)		200,000	199,765
Energy Transfer LP, 7.125% to 5/15/30, Series G(d)(f)		515,000	525,537
South Bow Canadian Infrastructure Holdings Ltd., 7.50% to 12/1/34, due 3/1/55 (Canada)(f)		270,000	281,295

			2,196,038

SHOPPING CENTER	0.1%
Unibail-Rodamco-Westfield SE, 4.75% to 6/11/31 (France)(d)(f)(h)		EUR 200,000	228,858

TELECOMMUNICATION SERVICES	0.4%
Bell Canada, 7.00% to 6/15/35, due 9/15/55 (Canada)(f)		250,000	255,978
Vodafone Group PLC, 4.125% to 3/4/31, due 6/4/81 (United Kingdom)(f)		800,000	732,522
Vodafone Group PLC, 5.125% to 12/4/50, due 6/4/81 (United Kingdom)(f)		70,000	54,444
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)(f)		300,000	308,762

			1,351,706

UTILITIES	1.2%
AES Corp., 7.60% to 10/15/29, due 1/15/55(f)		100,000	99,244
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(f)		400,000	389,351
American Electric Power Co., Inc., 6.95% to 9/15/34, due 12/15/54(f)		400,000	424,627
CenterPoint Energy, Inc., 6.85% to 11/15/34, due 2/15/55, Series B(f)		150,000	157,716
Dominion Energy, Inc., 6.875% to 11/3/29, due 2/1/55, Series A(f)		283,000	291,456
Entergy Corp., 7.125% to 9/1/29, due 12/1/54(f)		400,000	410,097
EUSHI Finance, Inc., 7.625% to 9/15/29, due 12/15/54(f)		333,000	344,520
NextEra Energy Capital Holdings, Inc., 6.50% to 5/15/35, due 8/15/55(f)		150,000	154,850
Puget Energy, Inc., 7.25% to 6/15/36, due 9/15/56(f)(g)		206,000	205,226
Sempra, 4.125% to 1/1/27, due 4/1/52(f)		500,000	486,797
Sempra, 6.40% to 7/1/34, due 10/1/54(f)		500,000	498,605

			3,462,489

TOTAL PREFERRED SECURITIES—OVER-THE-COUNTER (Identified cost—$20,325,879)			20,699,278

		Principal Amount*	Value
CORPORATE BONDS	1.9%
APARTMENT	0.2%
Essex Portfolio LP, 5.50%, due 4/1/34		460,000	$466,657

DIVERSIFIED	0.1%
American Assets Trust LP, 6.15%, due 10/1/34		345,000	342,347

FREE STANDING	0.0%
Agree LP, 5.625%, due 6/15/34		125,000	127,705

HEALTH CARE	0.1%
National Health Investors, Inc., 5.35%, due 2/1/33		140,000	137,840
Sabra Health Care LP, 3.20%, due 12/1/31		100,000	90,338

			228,178

HOTEL	0.1%
Host Hotels & Resorts LP, 5.70%, due 7/1/34		285,000	288,098

INDUSTRIALS	0.0%
Americold Realty Operating Partnership LP, 5.409%, due 9/12/34		125,000	119,111

INFRASTRUCTURE	0.1%
Crown Castle, Inc., 3.25%, due 1/15/51		150,000	96,113
Crown Castle, Inc., 4.00%, due 11/15/49		200,000	145,519

			241,632

OFFICE	0.1%
Hudson Pacific Properties LP, 5.95%, due 2/15/28		450,000	427,323

REGIONAL MALL	0.1%
Simon Property Group LP, 5.85%, due 3/8/53		350,000	349,857

RETAIL	0.1%
Essential Properties LP, 2.95%, due 7/15/31		200,000	180,239

SELF STORAGE	0.1%
Public Storage Operating Co., 5.35%, due 8/1/53		225,000	212,415

SHOPPING CENTER	0.5%
Federal Realty OP LP, 4.50%, due 12/1/44		268,000	229,531
Global Net Lease, Inc., 4.50%, due 9/30/28(g)		550,000	533,240
Kimco Realty OP LLC, 6.40%, due 3/1/34		165,000	178,617
Phillips Edison Grocery Center Operating Partnership I LP, 2.625%, due 11/15/31		200,000	177,209
Phillips Edison Grocery Center Operating Partnership I LP, 5.75%, due 7/15/34		255,000	262,090

			1,380,687

SPECIALTY	0.4%
Newmark Group, Inc., 7.50%, due 1/12/29		110,000	115,385
VICI Properties LP, 5.625%, due 5/15/52		200,000	178,904
VICI Properties LP, 6.125%, due 4/1/54		150,000	143,043
VICI Properties LP/VICI Note Co., Inc., 4.125%, due 8/15/30(g)		946,000	906,253

			1,343,585

TOTAL CORPORATE BONDS (Identified cost—$5,729,420)			5,707,834

		Principal Amount*	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES	0.2%
NYO Commercial Mortgage Trust, 5.333% (1 Month USD Term SOFR + 1.659%), due 12/15/38, Series 2021-1290(g)(i)		550,000	$547,956

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Identified cost—$528,859)			547,956

		Shares
WARRANTS—REAL ESTATE—OFFICE	0.1%
Hudson Pacific Properties, Inc., exercise price $0.07(c)(j)		57,950	338,428

TOTAL WARRANTS (Identified cost—$900,536)			338,428

		Ownership%††
PRIVATE REAL ESTATE—OFFICE	0.9%
Legacy Gateway JV LLC, Plano, TX(k)		7.9%	2,568,039

TOTAL PRIVATE REAL ESTATE (Identified cost—$3,297,269)			2,568,039

		Shares
SHORT-TERM INVESTMENTS	1.8%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 3.60%(l)		3,734,812	3,734,812
State Street Institutional U.S. Government Money Market Fund, Premier Class, 3.60%(l)		1,486,366	1,486,366

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$5,221,178)			5,221,178

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$260,866,478)	100.0%		297,267,748
WRITTEN OPTION CONTRACTS (Premiums received—$115,803)	(0.0)		(93,390)
OTHER ASSETS IN EXCESS OF LIABILITIES	0.0		202,666
SERIES A CUMULATIVE PREFERRED STOCK, AT LIQUIDATION VALUE	(0.0)		(125,000)

NET ASSETS	100.0%		$297,252,024

Exchange-Traded Option Contracts

Written Options
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(m)	Premiums Received	Value
Call—Iron Mountain, Inc.	$115.00	6/18/26	(65)	$(663,910)	$(32,401)	$(16,814)
Put—Prologis, Inc.	125.00	4/17/26	(46)	(608,028)	(9,687)	(6,994)
Put—Simon Property Group, Inc.	175.00	4/17/26	(33)	(615,549)	(6,566)	(3,569)
Put—Omega Healthcare Investors, Inc.	42.00	5/15/26	(134)	(587,188)	(9,964)	(14,553)
Put—SBA Communications Corp	170.00	5/15/26	(33)	(567,963)	(24,749)	(22,757)
Put—Iron Mountain, Inc.	85.00	6/18/26	(59)	(602,626)	(12,188)	(11,658)
Put—Simon Property Group, Inc.	175.00	6/18/26	(33)	(615,549)	(20,248)	(17,045)

			(403)	$(4,260,813)	$(115,803)	$(93,390)

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver	In Exchange For	Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR 417,373	USD 480,910	4/20/26	$(1,922)

Glossary of Portfolio Abbreviations

EUR	Euro Currency
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Schedule of Investments.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stock	$237,217,935	$—	$—		$237,217,935
Preferred Securities—Exchange-Traded	24,967,100	—	—		24,967,100
Preferred Securities—Over-the-Counter	—	20,699,278	—		20,699,278
Corporate Bonds	—	5,707,834	—		5,707,834
Commercial Mortgage-Backed Securities	—	547,956	—		547,956
Warrants	—	338,428	—		338,428
Private Real Estate	—	—	2,568,039	(n)	2,568,039
Short-Term Investments	—	5,221,178	—		5,221,178

Total Investments in Securities	$262,185,035	$32,514,674	$2,568,039		$297,267,748

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Forward Foreign Currency Exchange Contracts	$—	$(1,922)	$—	$(1,922)
Written Option Contracts	—	(93,390)	—	(93,390)

Total Derivative Liabilities	$—	$(95,312)	$—	$(95,312)

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of December 31, 2025	Change in unrealized appreciation (depreciation)	Balance as of March 31, 2026
Private Real Estate	$2,558,587	$9,452	$2,568,039

The change in unrealized appreciation (depreciation) attributable to securities owned on March 31, 2026 which were valued using significant unobservable inputs (Level 3) amounted to $9,452.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at March 31, 2026	Valuation Technique	Unobservable Inputs	Amount	Valuation Impact from an Increase in Input(o)
		Discounted	Terminal Capitalization Rate	7.25%	Decrease
Private Real Estate	$2,568,039	Cash Flow	Discount Rate	8.50%	Decrease

Note: Percentages indicated are based on the net assets of the Fund.

*	Amount denominated in U.S. dollars unless otherwise indicated.
††	Legacy Gateway JV LLC, owns a Class A office building located at 6860 N. Dallas Parkway, Plano, Texas 75024.
(a)	Restricted security. Aggregate holdings equal 0.2% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $1,335,937.
(b)	All or a portion of the security is pledged in connection with exchange-traded written option contracts. $1,826,067 in aggregate has been pledged as collateral.
(c)	Non–income producing security.
(d)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(e)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $4,596,609 or 1.5% of the net assets of the Fund.

(f)	Security converts to floating rate after the indicated fixed–rate coupon period.
(g)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $5,470,705 which represents 1.8% of the net assets of the Fund, of which 0.0% are illiquid.

(h)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $900,184 which represents 0.3% of the net assets of the Fund, of which 0.0% are illiquid.

(i)	Variable rate. Rate shown is in effect at March 31, 2026.
(j)	These warrants do not have a stated expiration date.
(k)	Security value is determined based on significant unobservable inputs (Level 3).
(l)	Rate quoted represents the annualized seven–day yield.
(m)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.
(n)

Private Real Estate, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security. See Note 1 - Portfolio Valuation.

(o)

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on the applicable exchanges on the valuation date, when supported by sufficient trading volume, or otherwise based on prices provided by a third-party pricing service. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Fund utilizes an independent valuation services firm (the Independent Valuation Advisor) to assist the investment advisor in the determination of the Fund’s fair value of private real estate investments held by the Cohen & Steers RFI Trust (the REIT Subsidiary). Limited scope appraisals are prepared on a monthly basis and typically include a limited comparable sales and a full discounted cash flow analysis. Annually, a full scope, detailed appraisal report is completed which typically includes market analysis, cost approach, sales comparison approach and an income approach containing a discounted cash flow analysis. The full scope report is prepared by a third-party appraisal firm. The investment advisor, including through communication with the Independent Valuation Advisor, monitors for material events that the investment advisor believes may be expected to have a material impact on the most recent estimated fair values of such private real estate investments. However, rapidly changing market conditions or material events may not be immediately reflected in the Fund’s or REIT Subsidiary’s daily NAV. The investment advisor, in conjunction with the Independent Valuation Advisor, values the private real estate investments using the valuation methodology it deems most appropriate and consistent with industry best practices and market conditions. The investment advisor expects the primary methodology used to value private real estate investments will be the income approach. Consistent with industry practices, the income approach incorporates actual contractual lease income, professional judgments regarding comparable rental and operating expense data, the capitalization or discount rate and projections of future rent and expenses based on appropriate market evidence, and other subjective factors. Other methodologies that may also be used to value properties include, among other approaches, sales comparisons and cost approaches. Private real estate appraisals are reported on a free and clear basis (i.e. any property-level indebtedness that may be in place is not incorporated into the valuation). Property level debt is valued separately in accordance with GAAP.

The Board of Directors has designated the investment advisor as the Fund’s “Valuation Designee” under Rule 2a-5 under the Investment Company Act of 1940. As Valuation Designee, the investment advisor is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)—(Continued)

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The levels associated with valuing the Fund’s investments as of March 31, 2026 are disclosed in the Fund’s Consolidated Schedule of Investments.

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar-denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)—(Continued)

reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.